Exhibit 10.253

PROMISSORY NOTE

U.S. $250,000.00	December 31, 2012

FOR VALUE RECEIVED, the undersigned SUMTER VALLEY PROPERTY HOLDINGS, LLC, a Georgia limited liability company (the “Borrower”), promises to pay to the order of 1761 PINEWOOD HOLDINGS LLC, a Delaware limited liability company (“Lender”), the principal sum of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00) (the “Principal”).

The unpaid Principal of this Note shall bear interest from the date hereof until paid in full at the annual percentage rate of six percent (6%).

The Principal balance plus accrued interest shall be due and payable as follows:

Commencing on February 1, 2013 and continuing on the first day of each month thereafter, payments of principal and interest shall be due and payable in accordance with the fifteen (15) year amortization schedule attached hereto as Exhibit “A”.  The unpaid Principal of this Note together with all accrued and unpaid interest shall be due and payable on the earlier of (i) December 31, 2014 or (ii) the date on which Borrower refinances the indebtedness of even date herewith which is secured by a first priority mortgage on the Real Property (as defined in that certain Purchase and Sale Agreement dated as of April 27, 2012).

Borrower acknowledges and agrees that all amounts due under this Promissory Note (the “Note”) are due and payable as stated herein, and Lender has no obligation to renew or extend this Note. The books and records of Lender shall constitute prima facie evidence of all matters with respect to the amounts due hereunder.  Payments shall be applied first to interest and then to Principal.

ADDITIONAL COVENANTS:

1.             Secured Note.  Payment of this Note is secured by the guaranty of AdCare Health Systems, Inc., Borrower’s affiliate.

2.             Default.

a.             Each of the following shall be a default (“Default”) under this Note:

(a)           failure of Borrower to pay any amount due hereunder, or any part hereof, or any extension or renewal hereof, within five (5) business days of the due date; or

(b)           Borrower’s failure to perform or comply with any of the covenants or agreements contained herein.

b.             If this Note is placed in the hands of one or more attorneys for collection or in the hands of one or more attorneys for representation of Lender in connection with any bankruptcy, probate or other court or by any other legal proceedings, Borrower shall pay the fees and expenses of such attorneys in addition to the full amount due hereon, whether or not litigation is commenced.

c.             In the event (i) that there occurs any Default hereunder; or (ii) that the Borrower shall become insolvent or make an assignment for the benefit of its creditors; or (iii) that a petition is filed or any other proceeding is commenced under the Federal Bankruptcy Act or any state insolvency statute by or against the Borrower; or  (iv) that a receiver or similar person is appointed for the Borrower; then, in any such event, the entire unpaid Principal balance due hereon and all accrued interest at the option of the holder hereof shall become immediately due and payable without any notice or demand.  Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Default.

3.             Prepayment.  Borrower may prepay the balance of the Note in full or in part at any time without penalty, premium or additional interest.

4.             Waivers by Borrower and Others.  Borrower and all endorsers, sureties and guarantors hereof hereby severally waive presentment for payment, notice of non-payment, protest, and notice of protest, and diligence in enforcing payment hereof, and consent that the time of payment may be extended without notice.  The makers, endorsers, guarantors, and sureties executing this Note also waive any and all defenses which they may have upon the ground of any extension of time of payment which may be given by the holder of this indebtedness to any of the undersigned, or to any other person assuming payment hereof.

5.             Amendments, Modifications and Waiver.  No amendment, modification or waiver of any provision of this Note, nor consent to any departure by Borrower therefrom, shall be effective unless the same shall be in a writing signed by Lender, and then only in the specific instance and for the purpose for which given.  No failure or delay on the part of Lender to exercise any right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right under this Note preclude any other or further exercise thereof, or the exercise of any other right. Each and every right granted to Lender under this Note or allowed to it at law or in equity shall be deemed cumulative and such remedies may be exercised from time to time concurrently or consecutively at Lender’s option.

6.             Payment.  All payments due under this Note shall be paid to Lender c/o Millennium Management, L.L.C., 10800 Biscayne Boulevard, Suite 600, Miami, Florida 33161 or at such other place as Lender may direct.  Whenever a payment is due on a day other than a business day (all days except Saturday, Sunday and legal holidays under federal or South Carolina law), the maturity thereof shall be extended to the next succeeding business day and interest shall accrue thereon at the rate described herein.  In the event any amount due hereunder is not paid within ten (10) days of the date when due, the undersigned agrees to pay an administrative and late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of such overdue amount, or (b) the maximum charges allowable under applicable law.

7.             Notices.

(a)           Form of Notices.  Any and all notices and other communications required or permitted under this Note may be given by the attorneys of the parties and shall be deemed adequately given if in writing.  All such notices shall be delivered either in hand, by facsimile with written confirmation of transmission, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

(b)           Timing of Notices.  All notices shall be deemed to have been given for all purposes of this Note upon the date of receipt or refusal, except that whenever under this Note a notice is either received on a day which is not a business day or is required to be delivered on or before a specific day which is not a business day, the day of receipt or required delivery shall automatically be extended to the next business day.  For purposes of any notice given by facsimile, the date of receipt shall be the date of transmission (as confirmed by electronic confirmation of transmission generated by the sender’s machine).

(c)           Notice Addresses.  All such notices shall be addressed,

if to Lender, to:                                                                                                           1761 Pinewood Holdings LLC

10800 Biscayne Blvd., Suite 600

Miami, Florida 33161

Attn: Mr. Abraham Shaulson

Facsimile No.: (305) 864-6667

with a copy to:                                                                                                    Wilk Auslander LLP

1515 Broadway

New York, New York 10036

Attn:  Aaron C. Kinderlehrer, Esq.
Facsimile No. (212) 752-6380

If to Borrower, to:                                                                                             Sumter Valley Property Holdings, LLC

Two Buckhead Plaza

3050 Peachtree Road NW, Suite 355

Atlanta, Georgia 30305

Attn:  Christopher F. Brogdon

Facsimile No. (404) 842-1899

with a copy to:                                                                                                              Gregory P. Youra, Esq.

Holt Ney Zatcoff & Wasserman, LLP

100 Galleria Pkwy, Suite 1800

Atlanta, Georgia 30339

Facsimile:  (770) 956-1490

(d)           Change of Notice Addresses.  By notice given as herein provided, the parties hereto shall have the right from time to time and at any time to change their respective addresses to any other address within the United States of America effective upon receipt by the other parties of such notice.

8.             Paragraph Headings.  Paragraph headings are inserted for convenience of reference only, do not form part of this Note and shall be disregarded for purposes of the interpretation of the terms of this Note.

9.             Time of Essence.  Time is of the essence with respect to each and every covenant and obligation of Borrower under this Note.

10.          Governing Law.  This note shall be governed and construed according to the statutes and laws of the State of South Carolina from time to time in effect, except to the extent that any federal statute or law that preempts or provides an alternative or alternatives to otherwise applicable state statutes or laws, or other applicable federal statute or law, may permit the charging of a higher rate of interest than applicable state statute or law, in which event such applicable federal statute or law, as amended and supplemented from time to time shall govern and control maximum rate of interest permitted to be charged hereunder; it being intended that, as to the maximum rate of interest which may be charged, received, and collected hereunder, those applicable statutes and laws, whether state or federal, from time to time in effect, which permit the charging of a higher rate of interest, shall govern and control; provided, always, however that in no event and under no circumstances shall Borrower be liable for the payment of interest in excess of the maximum rate permitted by such applicable law, from time to time in effect.

[INTENTIONAL SHORT PAGE; SIGNATURE PAGE FOLLOWS]

BORROWER:

SUMTER VALLEY PROPERTY HOLDINGS, LLC, a
Georgia limited liability company

By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager